Exhibit B

TRINSIC, INC.

CERTIFICATE OF DESIGNATION OF CONVERTIBLE
PREFERRED STOCK, SERIES H, SETTING
FORTH THE POWERS, PREFERENCES, RIGHTS, QUALIFICATIONS,
LIMITATIONS AND RESTRICTIONS OF SUCH
SERIES OF PREFERRED STOCK

          Pursuant to Section 151 of the Delaware General Corporation Law, Trinsic, Inc., a Delaware corporation (the “Corporation”), DOES HEREBY CERTIFY:

          That pursuant to the authority conferred upon the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation (the “Charter”), the Board of Directors of the Corporation on July 14, 2005 duly adopted the following resolution creating a series of Preferred Stock designated as Convertible Preferred Stock, Series H, and such resolution has not been modified and is in full force and effect on the date hereof:

          RESOLVED that, pursuant to the authority vested in the Board of Directors of the Corporation in accordance with the provisions of the Charter, a series of the class of authorized Preferred Stock, par value $0.01 per share, of the Corporation is hereby created and that the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof are as follows:

Section 1. Designation and Number; Ranking

          (a) The shares of such series shall be designated as Convertible Preferred Stock, Series H (the “Series H Preferred”). The number of authorized shares of the Series H Preferred shall be 37,000, which number may be decreased (but not increased) by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then outstanding shares of Series H Preferred or shares of Series H Preferred to be issued pursuant to the Exchange Agreement.

          (b) The Series H Preferred shall, with respect to dividend rights and rights on liquidation, dissolution or winding up, rank on a parity with the Parity Stock and prior to all classes and series of Junior Stock of the Corporation now or hereafter authorized.

          (c) Capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 11.

Section 2. Dividends and Distributions.

          (a) Series H Dividends. Beginning in January 1, 2006, the holders of shares of Series H Preferred, in preference to the holders of shares of Common Stock and of any shares of other Junior Stock of the Corporation, shall be entitled to receive, when, as and if declared by the Board of Directors, dividends at an annual rate per share of Series H Preferred equal to 12.50% of the Accreted Value with respect to such share per annum (“Series H Dividend Rate”), calculated on the basis of a 360-day year consisting of twelve 30-day months, which shall accrue on a daily basis from January 1, 2006, whether or not declared. Accrued dividends shall not be paid in cash but instead shall compound and be added to the Accreted Value in effect immediately prior to the Compounding Date, on a quarterly basis on March 31, June 30, September 30 and December 31 of each year (each such date, a “Compounding Date”), beginning on March 31, 2006, whether or not declared by the Board of Directors.

          (b) Other Dividends. In addition to the dividends or distributions on the Series H Preferred described in Section 2(a), in the event that the Corporation shall declare a dividend or make any other distribution (including, without limitation, in cash, in capital stock (which shall include, without limitation, any options, warrants or other rights to acquire capital stock) of the Corporation, whether or not pursuant to a shareholder rights plan, “poison pill” or similar arrangement, or other property or assets) in respect of the outstanding shares of Common Stock, then the Board of Directors shall declare and the holder of each share of Series H Preferred shall be entitled to receive a dividend or distribution in an amount equal to the amount of such dividend or distribution received by a holder of the number of shares of Common Stock for which such share of Series H Preferred is convertible on the record date for such dividend or distribution. Any such amount shall be paid to the holders of shares of Series H Preferred at the same time such dividend or distribution is made to holders of Common Stock.

Section 3. Voting Rights.

          Each outstanding share of Series H Preferred shall entitle the holder thereof to vote, in person or by proxy, at a special or annual meeting of stockholders or in any written consent in lieu of meeting, on all matters entitled to be voted on by holders of shares of Common Stock voting together as a single class with the Common Stock (and with other shares entitled to vote thereon, if any). With respect to any such vote, each share of Series H Preferred shall entitle the holder thereof to cast that number of votes per share as is equal to the number of votes that such holder would be entitled to cast had such holder converted its shares of Series H Preferred into shares of Common Stock pursuant to Section 8(a) below on the record date for determining the stockholders of the Corporation eligible to vote on any such matters.

Section 4. Certain Restrictions.

          (a) No Redemption. Whenever dividends accrue on shares of Series H Preferred as provided in Section 2(a), at such time and thereafter, as long as any shares of Series H Preferred are outstanding, or whenever the Corporation shall not have converted shares of Series H Preferred at a time required by Section 8, at such time and thereafter until all conversion obligations provided in Section 8 that have come due shall have been satisfied, the Corporation shall not redeem, purchase or otherwise acquire for consideration any shares of Junior Stock or Parity Stock other than restricted Common Stock issued to employees or directors for a purchase price not to exceed $0.01.

          (b) Subsidiary Action. The Corporation shall not permit any Subsidiary of the Corporation, or cause any other Person, to purchase or otherwise acquire for consideration any shares of capital stock of the Corporation unless the Corporation could, pursuant to Section 4(a), purchase such shares at such time and in such manner; provided that this provision shall not prohibit sales of shares of capital stock by the Corporation to any third party.

Section 5. Redemption.

          The shares of Series H Preferred shall not be redeemed or subject to redemption, whether at the option of the Corporation or any holder thereof, or otherwise.

Section 6. Reacquired Shares.

          Any shares of Series H Preferred converted, purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares of Series H Preferred shall upon their cancellation become authorized but unissued shares of preferred stock, par value $.01 per share, of the Corporation and, upon the filing of an appropriate Certificate of Designation with the Secretary of State of the State of Delaware, may be reissued as part of another series of preferred stock, par value $.01 per share, of the Corporation subject to the conditions or restrictions on issuance set forth therein, but in any event may not be reissued as shares of Series H Preferred.

Section 7. Liquidation, Dissolution or Winding Up.

          (a) Effect of Liquidation. If the Corporation shall commence a voluntary case under the United States bankruptcy laws or any applicable bankruptcy, insolvency or similar law of any other country, or consent to the entry of an order for relief in an involuntary case under any such law or to the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or make an assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due (any such event, a “Voluntary Liquidation Event”), or if a decree or order for relief in respect of the Corporation shall be entered by a court having jurisdiction in the premises in an involuntary case under the United States bankruptcy laws or any applicable bankruptcy, insolvency or similar law of any other country, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or other similar official) of the Corporation or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and on account of any such event the Corporation shall liquidate, dissolve or wind up, or if the Corporation shall otherwise liquidate, dissolve or wind up, no distribution shall be made:

               (i) to the holders of shares of Junior Stock unless, prior thereto, the holders of shares of Series H Preferred, subject to Section 8, shall have received in cash for each share of Series H Preferred held thereby, out of, but only to the extent of, the assets of the Corporation legally available for distribution to its stockholders, an amount equal to the greater of (A) the sum of (i) the Accreted Value of such share of Series H Preferred on the date of such Voluntary Liquidation Event plus (ii) all dividends that have accrued since the previous Compounding Date to the date of such Voluntary Liquidation Event and (B) the amount per share for each outstanding share of Series H Preferred as if the holders had converted such share into shares of Common Stock pursuant to Section 8 hereof assuming the Conversion Date occurred immediately prior to the liquidation, dissolution or winding up (the greater of the amount in clauses A and B being the “Liquidation Preference”). If the assets of the Corporation available for distribution to the holders of shares of Series H Preferred shall be insufficient to permit payment in full to such holders of the aggregate Liquidation Payment, then all of the assets available for distribution to holders of shares of Series H Preferred shall be distributed among and paid to such holders ratably in proportion to the amounts that would be payable to such holders if such assets were sufficient to permit payment in full; or

               (ii) to the holders of Parity Stock, except distributions made ratably on the Series H Preferred and all other Parity Stock in proportion to the total amounts to which the holders of all shares of the Series H Preferred and other Parity Stock are entitled upon such liquidation, dissolution or winding up.

          (b) Voluntary Liquidation. For purposes of this Section 7, the holders of a majority of the outstanding shares of the Series H Preferred may elect to have treated as a Voluntary Liquidation Event the consolidation or merger of the Corporation with or into any other corporation or the sale or other transfer in a single transaction or a series of related transactions of all or substantially all of the assets of the Corporation, or any other reorganization or business combination of the Corporation or a Change of Control.

Section 8. Automatic Conversion.

          (a) Time of Conversion. Upon the later to occur of (a) September 30, 2005 or (b) the Stockholder Approval Certification Date (such date, the “Conversion Date”) all outstanding shares of Series H Preferred shall automatically convert, without any action by the holders thereof, into such number of fully paid and non-assessable shares of Common Stock as is equal, subject to Section 8(f), to the product of the number of shares of Series H Preferred being so converted multiplied by the quotient of (x) the Accreted Value plus all dividends accrued since the previous Compounding Date divided by (y) the Conversion Price in effect on the Conversion Date. The Conversion Price shall be subject to adjustment as on and after the Effective Date as set forth in Section 8(c).

          (b) Mechanics of Conversion. The Corporation will provide notice to holders of record of Series H Preferred of the conversion pursuant to Section 8(a) within 5 Business Days following the Conversion Date, by first-class mail postage prepaid, to each holder of record of the Series H Preferred, at such holder’s address as it appears on the stock transfer books of the Corporation. Such notice shall include an officer’s certificate attesting to the satisfaction of the conditions precedent to automatic conversion, stating the Conversion Price in effect on the Conversion Date and the number of fully paid and non-assessable shares of Common Stock into which each share of Series H Preferred will be converted in accordance with this Section 8. The Corporation shall deposit for the benefit of the holders of shares of Series H Preferred the share certificates representing the shares of Common Stock deliverable upon conversion of the shares of Series H Preferred with a bank or trust company having a capital and surplus of at least $1 billion, with instructions to such bank or trust company to deliver the certificates to the holders of shares of Series H Preferred upon surrender of the certificates for such shares; provided, however, that the making of such deposit shall not release the Corporation from any of its obligations hereunder. Any certificates so deposited by the Corporation and unclaimed at the end of two years from the Conversion Date shall revert to the Corporation and the bank or trust company shall be relieved of all responsibility in respect thereof and any holder of shares of Series H Preferred so converted shall look only to the Corporation for the certificate representing the Common Stock issued upon the conversion, as provided herein.

          (c) Adjustment of Conversion Price. As of the Effective Date, the Conversion Price shall be subject to adjustment as follows:

               (i) In case the Corporation shall at any time or from time to time after the Effective Date (A) pay a dividend or make a distribution (other than a dividend or distribution paid or made to holders of shares of Series H Preferred in the manner provided in Section 2(b)) on the outstanding shares of Common Stock in capital stock (which, for purposes of this Section 8(c) shall include, without limitation, any options, warrants or other rights to acquire capital stock) of the Corporation, (B) subdivide the outstanding shares of Common Stock into a larger number of shares, (C) combine the outstanding shares of Common Stock into a smaller number of shares, (D) issue any shares of its capital stock in a reclassification of the Common Stock or (E) pay a dividend or make a distribution (other than a dividend or distribution paid or made to holders of shares of Series H Preferred in the manner provided in Section 2(b)) on the outstanding shares of Common Stock in securities of the Corporation pursuant to a shareholder rights plan, “poison pill” or similar arrangement, then, and in each such case, the Conversion Price in effect immediately prior to such event shall be adjusted (and any other appropriate actions shall be taken by the Corporation) so that the holder of any share of Series H Preferred thereafter surrendered for conversion shall be entitled to receive the number of shares of Common Stock or other securities of the Corporation that such holder would have owned or would have been entitled to receive upon or by reason of any of the events described above, had such share of Series H Preferred been converted immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 8(c)(i) shall become effective retroactively (A) in the case of any such dividend or distribution, to a date immediately following the close of business on the record date for the determination of holders of Common Stock entitled to receive such dividend or distribution or (B) in the case of any such subdivision, combination or reclassification, to the close of business on the day upon which such corporate action becomes effective.

               (ii) In case the Corporation shall at any time or from time to time prior to the conversion of the Series H Preferred issue shares of Common Stock, including without limitation, in connection with the proposed Rights Offering (or securities convertible into or exchangeable for Common Stock), or any options, warrants or other rights to acquire shares of Common Stock for a consideration per share (the “New Issue Price”) less than either the Conversion Price or the Current Market Price per share of Common Stock, in each case, as in effect at the record date or issuance date referred to in the following sentence (treating the New Issue Price of any security convertible or exchangeable or exercisable into Common Stock as equal to (A) the sum of the price for such security convertible, exchangeable or exercisable into Common Stock plus any additional consideration payable (without regard to any anti-dilution adjustments) upon the conversion, exchange or exercise of such security into Common Stock divided by (B) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), then, and in each such case, the Conversion Price then in effect shall be reduced to an amount equal to the New Issue Price; provided that in no event shall such adjustment increase the Conversion Price then in effect. Such adjustment shall be made whenever such shares, securities, options, warrants or other rights are issued, and shall, in each case, become effective, in each case, retroactively to a date immediately following the close of business (1) in the case of issuance to stockholders of the Corporation, as such, on the record date for the determination of stockholders entitled to receive such shares, securities, options, warrants or other rights and (2) in all other cases, on the date (“issuance date”) of such issuance; provided, that:

                    (A) the determination as to whether an adjustment is required to be made pursuant to this Section 8(d)(ii) shall be made upon the issuance of such shares or such convertible or exchangeable securities, options, warrants or other rights;

                    (B) if any convertible or exchangeable securities, options, warrants or other rights (or any portions thereof) which shall have given rise to an adjustment pursuant to this Section 8(d)(ii) shall have expired or terminated without the exercise thereof and/or if by reason of the terms of such convertible or exchangeable securities, options, warrants or other rights there shall have been an increase or increases, with the passage of time or otherwise, in the price payable upon the exercise or conversion thereof, then the Conversion Price hereunder shall be readjusted (but to no greater extent than originally adjusted) on the basis of (1) eliminating from the computation any additional shares of Common Stock corresponding to such convertible or exchangeable securities, options, warrants or other rights as shall have expired or terminated, (2) treating the additional shares of Common Stock, if any, actually issued or issuable pursuant to the previous exercise of such convertible or exchangeable securities, options, warrants or other rights as having been issued for the consideration actually received and receivable therefor and (3) treating any of such convertible or exchangeable securities, options, warrants or other rights which remain outstanding as being subject to exercise or conversion on the basis of such exercise or conversion price as shall be in effect at this time;

                    (C) In case at any time any shares of Common Stock or securities convertible into or exchangeable for Common Stock, or any options, warrants or other rights to acquire shares of Common Stock shall be issued or sold for cash, the consideration received therefor shall be deemed to be the amount received by the Corporation therefor, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Corporation in connection therewith. In case any shares of Common Stock or securities convertible into or exchangeable for Common Stock, or any options, warrants or other rights to acquire shares of Common Stock shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Corporation shall be deemed to be the Fair Market Value of such consideration, without deduction therefrom of any expenses incurred or any underwriting commissions or concessions or discounts paid or allowed by the Corporation in connection therewith, as determined mutually by the Board of Directors and the holders of a majority of the shares of Series H Preferred or, if the Board of Directors and the holders of a majority of the shares of Series H Preferred shall fail to agree, at the Corporation’s expense by a nationally recognized investment banking firm appraiser chosen by the Board of Directors and the holders of a majority of the shares of Series H Preferred; and

                    (D) no adjustment in the Conversion Price shall be made pursuant to this Section 8(d)(ii) as a result of any issuance of securities by the Corporation in respect of which an adjustment to the Conversion Price is made pursuant to Section 8(c)(i).

               (iii) In case the Corporation shall at any time or from time to time after the Effective Date, distribute to all holders of shares of its Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the resulting or surviving corporation and the Common Stock is not changed or exchanged) cash, evidences of indebtedness of the Corporation or another issuer, securities of the Corporation or another issuer or other assets (excluding (A) cash dividends or distributions paid or made to holders of shares of Series H Preferred in the manner provided in Section 2(b), and (B) dividends payable in shares of Common Stock for which adjustment is made under Section 8(c)(i)) or rights or warrants to subscribe for or purchase securities of the Corporation (excluding those referred to in Section 8(c)(ii) or those in respect of which an adjustment in the Conversion Price is made pursuant to Section 8(c)(i) or (ii)), then, and in each such case, the Conversion Price then in effect shall be adjusted by dividing the Conversion Price in effect immediately prior to the date of such distribution by a fraction (x) the numerator of which shall be the Market Price of the Common Stock on the record date referred to below and (y) the denominator of which shall be such Market Price of the Common Stock less the then Fair Market Value (as determined by the Board of Directors of the Corporation) of the portion of the cash, evidences of indebtedness, securities or other assets so distributed or of such subscription rights or warrants applicable to one share of Common Stock (but such denominator not to be less than one). Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively to a date immediately following the close of business on the record date for the determination of stockholders entitled to receive such distribution.

               (iv) In the case the Corporation, at any time or from time to time after the Effective Date, shall take any action affecting its Common Stock similar to or having an effect similar to any of the actions described in any of Section 8(c)(i) through Section 8(c)(iii), inclusive, or Section 8(g) (but not including any action described in any such Section) and the Board of Directors of the Corporation in good faith determines that it would be equitable in the circumstances to adjust the Conversion Price downward as a result of such action, then, and in each such case, the Conversion Price shall be adjusted in such manner and at such time as the Board of Directors of the Corporation in good faith determines would be equitable in the circumstances (such determination to be evidenced in a resolution, a certified copy of which shall be mailed to the holders of the Series H Preferred).

               (v) Notwithstanding anything herein to the contrary, no adjustment under this Section 8(c) need be made to the Conversion Price unless such adjustment would require an increase or decrease of at least 1% of the Conversion Price then in effect. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% of such Conversion Price. Any adjustment to the Conversion Price carried forward and not theretofore made shall be made immediately prior to the conversion of any shares of Series H Preferred pursuant hereto.

               (vi) Notwithstanding anything herein to the contrary, no adjustment under this Section 8(c)(ii) or (iii) shall be made upon (A) the grant of options to employees or directors of the Corporation permitted under benefit plans approved by the Board of Directors in existence on the Effective Date pursuant to the terms of such plans in effect on the Effective Date and disclosed in the Commission Documents, (B) the issuance of any Common Stock upon conversion of the Series H Preferred in accordance with the terms of its Certificate of Designation, (C) the issuance of any Common Stock upon conversion or exercise of any convertible securities or warrants outstanding on the Effective Date in accordance with terms of such security in effect on the Effective Date and disclosed in the Commission Documents and (D) the issuance of any shares of Series H Preferred pursuant to the Exchange Agreement.

          (d) Effect of Setting Record Date. If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter and before the distribution to stockholders thereof legally abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in the Conversion Price then in effect shall be required by reason of the taking of such record.

          (e) Certificate of Adjustment. Upon any increase or decrease in the Conversion Price, then, and in each such case, the Corporation promptly shall deliver to each registered holder of Series H Preferred at least five Business Days prior to effecting any of the foregoing transactions a certificate, signed by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Corporation, setting forth in reasonable detail the event requiring the adjustment and specifying, to the extent feasible, (x) the method by which such adjustment was calculated and (y) the increased or decreased Conversion Price then in effect following such adjustment.

          (f) No Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of any shares of Series H Preferred. If more than one share of Series H Preferred shall be surrendered for conversion at one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate Accreted Value plus all dividends that have accrued since the previous Compounding Date prior to such date so surrendered. If the conversion of any share or shares of Series H Preferred results in a fraction, an amount equal to such fraction multiplied by the Current Market Price of the Common Stock on the Business Day preceding the day of conversion shall be paid to such holder in cash by the Corporation.

          (g) Transactions. In case of any capital reorganization or reclassification or other change of outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value), or in case of any consolidation or merger of the Corporation with or into another Person (other than a consolidation or merger in which the Corporation is the resulting or surviving Person and which does not result in any reclassification or change of outstanding Common Stock) (any of the foregoing, a “Transaction”), the Corporation, or such successor or purchasing Person, as the case may be, shall execute and deliver to each holder of Series H Preferred at least 10 Business Days prior to effecting any of the foregoing Transactions a certificate that the holder of each share of Series H Preferred then outstanding shall have the right after the Transaction to convert such share of Series H Preferred into the kind and amount of shares of stock or other securities (of the Corporation or another issuer) or property or cash receivable upon such Transaction by a holder of the number of shares of Common Stock into which such share of Series H Preferred could have been converted immediately prior to such Transaction. Such certificate shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 8. If, in the case of any such Transaction, the stock, other securities, cash or property receivable thereupon by a holder of Common Stock includes shares of stock or other securities of a Person other than the successor or purchasing Person and other than the Corporation, which controls or is controlled by the successor or purchasing Person or which, in connection with such Transaction, issues stock, securities, other property or cash to holders of Common Stock, then such certificate also shall be executed by such Person, and such Person shall, in such certificate, specifically acknowledge the obligations of such successor or purchasing Person and acknowledge its obligations to issue such stock, securities, other property or cash to the holders of Series H Preferred upon conversion of the shares of Series H

Preferred as provided above. The provisions of this Section 8(g) and any equivalent thereof in any such certificate similarly shall apply to successive Transactions.

          (h) Notice. In case at any time or from time to time:

               (i) the Corporation shall declare a dividend (or any other distribution) on its Common Stock;

               (ii) the Corporation shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of stock of any class or of any other rights or warrants;

               (iii) there shall be any reclassification of the Common Stock, or any consolidation or merger to which the Corporation is a party and for which approval of any shareholders of the Corporation is required, or any sale or other disposition of all or substantially all of the assets of the Corporation or a Change of Control; or

               (iv) there shall be any voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall mail to each holder of shares of Series H Preferred at such holder’s address as it appears on the transfer books of the Corporation, as promptly as possible but in any event at least 10 days prior to the applicable date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or rights or warrants or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, conveyance, Change of Control, dissolution, liquidation or winding up is expected to become effective. Such notice also shall specify the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their Common Stock for shares of stock or other securities or property or cash deliverable upon such reclassification, consolidation, merger, sale, conveyance, Change of Control, dissolution, liquidation or winding up.

          (i) Reservation of Common Stock. As of the Conversion Date, the Corporation shall have reserved and have available for issuance upon the conversion of the Series H Preferred pursuant to Section 8(a), such number of its authorized but unissued shares of Common Stock as will from time to time be sufficient to permit the conversion of all outstanding shares of Series H Preferred, and shall take all action required to increase the authorized number of shares of Common Stock if at any time there shall be insufficient authorized but unissued shares of Common Stock to permit such reservation or to permit the conversion of all outstanding shares of Series H Preferred.

          (j) Issuance of Certificates. The issuance or delivery of certificates for Common Stock upon the conversion of shares of Series H Preferred pursuant to Section 8(a) shall be made without charge to the converting holder of shares of Series H Preferred for such certificates or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby, and such certificates shall be issued or delivered in the respective names of, or (subject to compliance with the applicable provisions of federal and state securities laws) in such names as may be directed by, the holders of the shares of Series H Preferred converted; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the holder of the shares of Series H Preferred converted, and the Corporation shall not be required to issue or deliver such certificate unless or until the Person or Persons requesting the issuance or delivery thereof shall have paid to the Corporation the amount of such tax or shall have established to the reasonable satisfaction of the Corporation that such tax has been paid.

          (k) Effect of Conversion. Notice of conversion having been given as provided in Section 8(b), upon the deposit of the certificates representing the shares of Common Stock issuable upon conversion of the shares of Series H Preferred provided therein, notwithstanding that any certificates for such shares shall not have been surrendered for cancellation, from and after the Conversion Date (i) the shares represented thereby shall no longer be deemed outstanding, (ii) the rights to receive dividends thereon shall cease to accrue, and (iii) all rights of the holders of shares of Series H Preferred to be converted shall cease and terminate, excepting only the right to receive the shares of Common Stock. If the Corporation shall default in the execution and delivery of the shares of Common Stock, then no certificates evidencing such shares shall be deemed surrendered and such shares shall remain outstanding and the rights of holders of Series H Preferred shall continue to be those of holders of shares of the Series H Preferred.

Section 9. Certain Remedies.

          Any registered holder of Series H Preferred shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Certificate of Designation and to enforce specifically the terms and provisions of this Certificate of Designation in any court of the United States or any state thereof having jurisdiction, this being in addition to any other remedy to which such holder may be entitled at law or in equity.

Section 10. Definitions.

          For the purposes of this Certificate of Designation of Series H Preferred, the following terms shall have the meanings indicated:

          “Accreted Value” means, as of any date, with respect to each share of Series H Preferred, $1000 (subject to adjustment for the events described in Section 8(c)(i)(B), (C) or (D) if such events occur with respect to the shares of Series H Preferred) plus the amount of dividends which have accrued, compounded and been added thereto to such date pursuant to Section 2(a) hereof.

          “Board of Directors” means the Board of Directors of the Corporation.

          “Business Day” shall mean any day other than a Saturday, Sunday or other day on which commercial banks in the State of Delaware are authorized or required by law or executive order to close.

          A “Change of Control” of the Corporation shall mean such times as:

               (i) Any Person or “group” (within the meaning of Section 13(d)(3) of the Exchange Act) is or becomes the beneficial owner, directly or indirectly, of outstanding shares of stock of the Corporation entitling such Person or Persons to exercise 50% or more of the total votes (excluding the Series H Preferred) entitled to be cast at a regular or special meeting, or by action by written consent, of shareholders of the Corporation (the term “beneficial owner” shall be determined in accordance with Rule 13d-3, promulgated by the Commission under the Exchange Act);

               (ii) A majority of the Board of Directors of the Corporation shall consist of Persons other than Continuing Directors. The term “Continuing Director” shall mean any member of the Board of Directors on the Effective Date and any other member of the Board of Directors who shall be recommended or elected to succeed or become a Continuing Director by a majority of Continuing Directors who are then members of the Board of Directors;

               (iii) The shareholders of the Corporation shall have approved a recapitalization, reorganization, merger, consolidation or similar transaction, in each case with respect to which all or substantially all the Persons who were the respective beneficial owners, directly or indirectly, of the outstanding shares of capital stock of the Corporation immediately prior to such recapitalization, reorganization, merger, consolidation or similar transaction, will own less than 50% of the combined voting power of the then outstanding shares of capital stock of the Corporation resulting from such recapitalization, reorganization, merger, consolidation or similar transaction;

               (iv) The shareholders of the Corporation shall have approved of the sale or other disposition of all or substantially all the assets of the Corporation in one transaction or in a series of related transactions; or

               (v) Any transaction occurs (other than one described in (iii) above or (vi) below), the result of which is that the Common Stock is not required to be registered under Section 12 of the Exchange Act and that the holders of Common Stock do not receive common stock of the Person surviving such transaction which is required to be registered under Section 12 of the Exchange Act.

          “Charter” shall have the meaning ascribed to it in the Preamble.

          “Commission Documents” shall have the meaning ascribed to it in the Exchange Agreement.

          “Common Stock” shall mean the common stock, par value $.01 per share, and each other class of capital stock of the Corporation into which such stock is reclassified or reconstituted.

          “Compounding Date” shall have the meaning ascribed to it in Section 2(a) hereof.

          “Conversion Date” shall have the meaning ascribed to it in Section 8(a).

          “Conversion Price” shall mean $0.39, per share, subject to adjustment as provided in Section 8(c) hereof; provided, however, that if the Corporation shall not have entered into a definitive agreement(s) on or prior to September 29, 2005 (in each case, subject to no material closing conditions other than routine regulatory approvals) to acquire at least 150,000 “UNE-P” subscriber lines from one or more telecommunications carriers, then the Conversion Price shall be reduced, effective as of the Effective Date, to $0.20 per share, subject to adjustment as provided in Section 8(c) hereof, including, for the avoidance of doubt, to account for any events that occurred prior to such date that gave rise to an adjustment to the Conversion Price then in effect, as provided in Section 8(c) hereof.

          “Corporation” shall have the meaning ascribed to it in the Preamble.

          “Current Market Price” per share shall mean, on any date specified herein for the determination thereof, (a) the average daily Market Price of the Common Stock for those days during the period of 20 days, ending on such date, which are Trading Days, and (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Market Price on such date.

          “Effective Date” shall mean July 15, 2005

          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder.

          “Exchange Agreement” shall mean the Exchange and Purchase Agreement, dated July 15, 2005 between the Corporation, The 1818 Fund III, L.P. and the other persons signatory thereto, as the same may be amended from time to time.

          “Fair Market Value” shall mean the amount which a willing buyer, under no compulsion to buy, would pay a willing seller, under no compulsion to sell, in an arm’s-length transaction (assuming that the Common Stock is valued “as if fully distributed” so that, among other things, there is no consideration given for minority investment discounts or discounts related to illiquidity or restrictions on transferability).

          “Junior Stock” shall mean any capital stock of the corporation other than Senior Stock or Parity Stock ranking junior (either as to dividends or upon liquidation,

dissolution or winding up) to the Series H Preferred including, without limitation, the Common Stock.

          “Liquidation Preference” shall have the meaning ascribed to it in Section 7(a)(i).

          “Market Price” shall mean, per share of Common Stock on any date specified herein: (a) the closing price per share of the Common Stock on such date published in The Wall Street Journal or, if no such closing price on such date is published in The Wall Street Journal, the average of the closing bid and asked prices on such date, as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading; (b) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security, the last trading price of the Common Stock on such date; or (c) if there shall have been no trading on such date or if the Common Stock is not so designated, the average of the reported closing bid and asked prices of the Common Stock on such date as shown by NASDAQ and reported by any member firm of the NYSE, selected by the Corporation. If neither (a), (b) or (c) is applicable, Market Price shall mean the Fair Market Value per share determined in good faith by the Board of Directors of the Corporation which shall be deemed to be Fair Market Value unless holders of at least 50% of the outstanding shares of Series H Preferred request that the Corporation obtain an opinion of a nationally recognized investment banking firm chosen by such holders and the Corporation (at the Corporation’s expense), in which event Fair Market Value shall be as determined by such investment banking firm.

          “NASDAQ” shall mean the National Market System of the Nasdaq Stock Market.

          “New Issue Price” shall have the meaning ascribed to it in Section 8(c)(ii).

          “NYSE” shall mean the New York Stock Exchange, Inc.

          “Parity Stock” shall mean any capital stock of the corporation, other than Senior Stock, expressly ranking on a par (either as to dividends or upon liquidation, dissolution or winding up) with the Series H Preferred.

          “Person” shall mean any individual, firm, corporation, partnership, limited liability company trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall any successor (by merger) of such entity.

          “Rights Offering” shall have the meaning set forth in the Exchange Agreement.

          “Senior Stock” shall mean any capital stock of the Corporation expressly ranking senior (either as to dividends or upon liquidation, dissolution or winding up) to the Series H Preferred.

          “Series H Dividend Rate” shall have the meaning ascribed to it in Section 2(a).

          “Series H Preferred” shall have the meaning ascribed to it in Section 1(a).

          “Stockholder Approval” shall mean the vote, by a majority of the votes cast in the Stockholder Vote, in favor of approval of the matter considered in such vote.

          “Stockholder Approval Certification Date” shall mean earlier of (i) the date that the Stockholder Meeting occurred and that Stockholder Approval has been obtained, or (ii) the date of a legal opinion, in form acceptable to holders of at least 50% of the outstanding shares of Series H Preferred, delivered by outside legal counsel to the Corporation to each registered holder of Series H Preferred, stating that the Corporation is not required by the Corporation’s certificate of incorporation or other governing documents, the rules and regulations of NASDAQ or any applicable law to obtain Stockholder Approval.

          “Stockholder Meeting” shall mean a special meeting of the Corporation’s stockholders, duly called and convened, at which a quorum is present throughout and at which the Stockholder Vote is conducted.

          “Stockholder Vote” shall mean a vote, by those of the Corporation’s stockholders entitled to vote thereon, on the matter of approval of the increase of the authorized Common Stock of the Corporation to allow for the conversion of the Series H Preferred as provided in Section 8 hereof and the issuance of such Common Stock to the holders of shares of Series H Preferred.

          “Subsidiary” shall mean, with respect to any Person, a corporation or other entity of which 50% or more of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

          “Trading Days” shall mean a day on which the national securities exchanges are open for trading.

          “Transaction” “ shall have the meaning ascribed to it in Section 8(g).

          “Voluntary Liquidation Event” shall have the meaning ascribed to it in Section 7(a).

Section 11. Modification or Amendment.

          Except as specifically set forth herein, modifications or amendments to this Certificate of Designation may be made by the Corporation with the consent of the holders of at least 50% of the outstanding shares of Series H Preferred.